UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2013

EASTON-BELL SPORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Haskell Avenue, Suite 200

Van Nuys, CA 91406

(Address of principal executive offices) (Zip Code)

(818) 902-5800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Easton-Bell Sports, Inc. (the “Company) on February 19, 2013 (the “Original Form 8-K”). This Amendment No. 1 supplements the Original Form 8-K with the information set forth below. All other information set forth in the Original Form 8-K is otherwise unchanged and is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of the Current Report on Form 8-K/A is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2013, the Company entered into an employment agreement with Terry G. Lee, a member of the Company’s board of directors and a consultant since 2000, to serve as Executive Chairman and Chief Executive Officer of the Company. Mr. Lee’s compensation is as follows: salary of $825,000 (subject to increase by the board of directors) and annual bonus eligibility with a target of 100% of salary (with the potential for the annual bonus to exceed target if achievement exceeds target objectives). He is entitled to receive 18,573,610.111 Class B units under the management equity incentive program of Easton-Bell Sports, LLC (“Parent”), the Company’s parent company, subject to time-based vesting provisions. The foregoing description of the new employment agreement with Mr. Lee does not purport to be a complete statement of the parties’ rights and obligations thereunder or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the actual agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into these Items 1.01 and 5.02.

In addition, on April 19, 2013, the Company entered into an employment agreement with Timothy P. Mayhew, a member of the Company’s board of directors since 2004, to serve as President and Chief Operating Officer. Mr. Mayhew’s compensation is as follows: salary of $500,000 (subject to increase by the board of directors) and annual bonus eligibility of 100% of salary (with the potential for the annual bonus to exceed target if achievement exceeds target objectives). He is entitled to receive 12,906,936.200 Class B units under the management equity incentive program of Parent, the Company’s parent company, subject to time-based vesting provisions. The foregoing description of the new employment agreement with Mr. Mayhew does not purport to be a complete statement of the parties’ rights and obligations thereunder or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the actual agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference into these Items 1.01 and 5.02.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 5.02 of this Current Report on Form 8-K/A is incorporated herein by reference. On April 19, 2013, the Company entered into employment agreements with Messrs. Lee and Mayhew.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 19, 2013 by and between Easton-Bell Sports, Inc. and Terry G. Lee

10.2	Employment Agreement, dated as of April 19, 2013 by and between Easton-Bell Sports, Inc. and Timothy P. Mayhew

Pursuant to General Instruction B-2 of Form 8-K/A, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.

Date: April 25, 2013	By:	/s/ Mark A. Tripp
Mark A. Tripp
Chief Financial Officer, Senior Vice President, Treasurer and Secretary